REGULATION S STOCK PURCHASE AGREEMENT

                                       FOR

                      ACCESSPOINT CORPORATION COMMON STOCK

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I.  PURCHASE, SALE AND TERMS OF SHARES................................2
   1.1.    The Shares.........................................................2
   1.2.    Payment of Purchase Price; Closing.................................2
   1.3.    Covenants of Best Efforts..........................................2
   1.4.    Representations by the Purchaser...................................2

ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................5
   2.1.    Organization and Standing of the Company...........................5
   2.2.    Corporate Action...................................................5
   2.3.    Governmental Approvals.............................................5
   2.4.    Litigation.........................................................5
   2.5.    Compliance with Other Instruments..................................6
   2.6.    Title to Assets; Intellectual Property Rights......................6
   2.7.    Taxes  6
   2.8.    Disclosure.........................................................7
   2.9.    Brokers or Finders.................................................7
   2.10.   Capitalization; Status of Capital Stock............................7
   2.11.   SEC Reports........................................................7
   2.12.   Books and Records..................................................7

ARTICLE III.  MISCELLANEOUS...................................................8
   3.1.    No Waiver; Cumulative Remedies.....................................8
   3.2.    Amendments; Waivers and Consents...................................8
   3.3.    Addresses for Notices..............................................8
   3.4.    Costs; Expenses and Taxes..........................................8
   3.5.    Effectiveness; Binding Effect; Assignment..........................8
   3.6.    Survival of Representations and Warranties.........................8
   3.7.    Prior Agreements...................................................8
   3.8.    Severability.......................................................8
   3.9.    Governing Law;Venue................................................8
   3.10.   Headings...........................................................9
   3.11.   Counterparts.......................................................9
   3.12.   Further Assurances.................................................9

         Regulation S Stock Purchase Agreement, effective as of November 1, 2000, between ACCESSPOINT CORPORATION, a Nevada corporation having offices at 38 Executive Park Drive, Suite 350, Irvine, CA 92614 (the "Company"), and Citizen Asia Pacific Limited, a Hong Kong company having offices at 13/F Silver Fortune Plaza, 1 Wellington Street, Central, Hong Kong (the "Purchaser").


                                   ARTICLE I.

                       PURCHASE, SALE AND TERMS OF SHARES

         1.1. THE SHARES. The Company agrees to issue and sell to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase from the Company up to 1,600,000 shares (the "Shares") of the Company's Common Stock at a per share purchase price which shall be 40% of the average of the closing prices of the Company's shares of Common Stock as quoted on the OTC Bulletin Board (the "OTCBB") (or on such other United States stock exchange or public trading market on which the shares of the Company trade if, at the time of purchase, they are not trading on the OTCBB) for the three (3) consecutive trading days immediately preceding the date Purchaser acquires Shares hereunder (the "Purchase Price") on or before June 30, 2001 as outlined in Section 1.3 below. The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this subscription for the Shares, in whole or in part, prior to receipt by the Purchaser of the Purchase Price, or any applicable portion thereof, as set forth in Section 1.3.

         1.2. PAYMENT OF PURCHASE PRICE; CLOSING. The Purchaser will pay the purchase price by wire transfer of immediately available funds to a non-interest bearing escrow account of Gemini Financial Group Limited, for the benefit of Purchaser, along with written instructions from Purchaser authorizing release of such funds to the Company upon receipt by Gemini Financial Group Limited of a series of certificates representing the Shares.

         1.3 COVENANT OF BEST EFFORTS. The Purchaser agrees to use its best efforts to purchase the shares

                           November 30, 2000         200,000 Shares
                           December 30, 2000         200,000 Shares
                           January 30, 2001          200,000 Shares
                           February 28, 2001         200,000 Shares
                           March 30, 2001            200,000 Shares
                           April 30, 2001            200,000 Shares
                           May 30, 2001              200,000 Shares
                           June 30, 2001             200,000 Shares

         1.4. REPRESENTATIONS BY THE PURCHASER. The Purchaser makes the following representations and warranties to the Company:

                  (a) ACCESS TO INFORMATION. The Purchaser, in making the decision to purchase the Shares, has relied solely upon independent investigations made by it and/or its representatives, if any. The Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering of the Shares and to receive any additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company.

                  (b) SOPHISTICATION AND KNOWLEDGE. The Purchaser and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only the Purchaser's own advisor(s). The Purchaser represents that it has not been organized for the purpose of acquiring the Shares.

                  (c) LACK OF LIQUIDITY. The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. The Purchaser has no present need for liquidity in connection with its purchase of the Shares.

                  (d) NO PUBLIC SOLICITATION. The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally.

                  (e) AUTHORITY. The Purchaser has full right and power to enter into and perform pursuant to this Agreement and make an investment in the Company, and this Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms. The Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement

                  (f) REGULATION S EXEMPTION. The Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

                           (i) The Purchaser is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company. A U.S. Person means any one of the following:

                                    (A)     any natural person resident in the
                                            United States of America;

                                    (B)     any   partnership   or   corporation
                                            organized or incorporated  under the
                                            laws  of  the   United   States   of
                                            America;

                                    (C)     any estate of which any  executor or
                                            administrator is a U.S. person;

                                    (D)     any trust of which any  trustee is a
                                            U.S. person;

                                    (E)     any  agency  or  branch of a foreign
                                            entity  located in the United States
                                            of America;

                                    (F)     any  non-discretionary   account  or
                                            similar   account   (other  than  an
                                            estate or trust) held by a dealer or
                                            other  fiduciary  for the benefit or
                                            account of a U.S. person;

                                    (G)     any discretionary account or similar
                                            account  (other  than an  estate  or
                                            trust)  held by a  dealer  or  other
                                            fiduciary organized, incorporated or
                                            (if an  individual)  resident in the
                                            United  States of  America;  and

                                    (H)     any partnership or corporation if:

                                                     (1)      organized  or
                                            incorporated  under  the laws of any
                                            foreign jurisdiction; and

                                                     (2) formed by a U.S. person
                                            principally   for  the   purpose  of
                                            investing    in    securities    not
                                            registered under the Securities Act,
                                            unless    it   is    organized    or
                                            incorporated,    and    owned,    by
                                            accredited  investors (as defined in
                                            Rule  501(a)  under  the  Securities
                                            Act)  who are not  natural  persons,
                                            estates or trusts.

                           (ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

                           (iii) The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person.

                           (iv) The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

                           (v) The Purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

                           (vi) Neither the Purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

                           (vii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

                           (viii) Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act.

                           (ix) Each certificate representing the Shares shall be endorsed with the following legends:

                                    (A)  "THE   SHARES  ARE  BEING   OFFERED  TO
                  INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

                                    (B) "INVESTORS  UNDER  REGULATION S ARE ALSO
                  ADVISED THAT DURING THE ONE-YEAR RESTRICTED PERIOD PROVIDED FOR IN RULE 903 OF REGULATION S, NO OFFERS OR SALES OF THE SHARES OFFERED HEREBY MAY BE MADE IN THE UNITED STATES OR TO U.S. PERSONS.

                                    (C) Any other  legend  required to be placed
                  thereon by applicable federal or state securities laws.

                           (x) The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 1.4.



                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants as follows:

         2.1. ORGANIZATION AND STANDING OF THE COMPANY. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and to execute and deliver this Agreement and other instruments, agreements and documents contemplated herein (together with this Agreement, the "Transaction Documents"), to issue, sell and deliver the Shares and to perform its other obligations pursuant hereto. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company.

         2.2. CORPORATE ACTION. The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Shares have been duly authorized. The issuance, sale and delivery of the Shares have been duly authorized by all required corporate action on the part of the Company. The Shares, when issued and paid for in accordance with the Transaction Documents, will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as expressly set forth in the Transaction Documents.

         2.3. GOVERNMENTAL APPROVALS. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, issue, sale, execution or delivery of the Shares, or for the performance by the Company of its obligations under the Transaction Documents except for any filings required by applicable securities laws.

         2.4. LITIGATION. Except as set forth on Schedule 2.4, there is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company affecting any of its properties or assets, nor, to the best knowledge of the Company, has there occurred any event or does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted. The Company is not in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency, which such default might have a material adverse effect on the business, assets, liabilities, operations, Intellectual Property Rights, (as defined hereinafter) management or financial condition of the Company. There are no actions or proceedings pending or, to the Company's knowledge, threatened (or any basis therefor known to the Company) against the Company which might result, either in any case or in the aggregate, in any material adverse change in the business, operations, Intellectual Property Rights, affairs or financial condition of the Company or in any of its properties or assets, or which might call into question the validity of any of the Transaction Documents, any of the Shares, or any action taken or to be taken pursuant hereto or thereto.

         2.5. COMPLIANCE WITH OTHER INSTRUMENTS. The Company is in compliance in all respects with its Certificate of Incorporation and Bylaws, each as amended and/or restated to date, and in all respects with the material terms and provisions of all mortgages, indentures, leases, agreements and other instruments by which it is bound or to which it or any of its properties or assets are subject. The Company is in compliance in all material respects with all judgments, decrees, governmental orders, laws, statutes, rules or regulations by which it is bound or to which it or any of its properties or assets are subject. Neither the execution and delivery of the Transaction Documents nor the issuance of the Shares, nor the consummation or performance of any transaction contemplated hereby or thereby, has constituted or resulted in or will constitute or result in a default or violation of, create a conflict with, trigger any "change of control" or other right of any Person under, or require any consent, waiver, release or approval under or with respect to, any term or provision of any of the foregoing documents, instruments, judgments, agreements, decrees, orders, statutes, rules and regulations.

         2.6. TITLE TO ASSETS; INTELLECTUAL PROPERTY RIGHTS. (a) The Company has good and marketable title in fee to such of its fixed assets as are real property, and good and merchantable title to all of its other assets, now carried on its books, free of any mortgages, pledges, charges, liens, security interests or other encumbrances. The Company enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect.

                  (b) The Company owns or has a valid right to use patents, patent applications, patent right, trade secrets, confidential business information, formula, processes, laboratory notebooks, algorithms, copyrights, mask works, claims of infringement against third parties, licenses, permits, license rights, contract rights with employees, consultants and third parties, trademarks, trademark rights, inventions and discoveries, and all other intellectual property, including, without limitation, all other such rights generally classified as intangible, intellectual property assets in accordance with GAAP (collectively the, "Intellectual Property Rights") being used to conduct its business as now operated and as now proposed by the Company to be operated and to the best of the Company's knowledge, the conduct of its business as now operated and as now proposed to be operated does not and will not conflict with or infringe upon the Intellectual Property Rights of others. To the best of the Company's knowledge, no claim is pending or threatened against the Company and/or its officers, employees and consultants to the effect that any such Intellectual Property Right owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company.

                  (c) The Company has taken all reasonable measures to protect and preserve the security, confidentiality and value of its Intellectual Property Rights, including its trade secrets and other confidential information. The Company is and will be the exclusive owner of all right, title and interest in its Intellectual Property Rights as purported to be owned by the Company, and such Intellectual Property Rights are valid and in full force and effect. The Company has not received notice of and, to the best of the Company's knowledge there are no claims that the Company's Intellectual Property Rights or the use or ownership thereof by the Company infringes, violates or conflicts with any such right of any third party.

         2.7. TAXES. Except as set forth on Schedule 2.7, the Company has accurately prepared and timely filed all federal, state and other tax returns required by law to be filed by it, has paid or made provision for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been made and are reflected in the Company's financial statements for all current taxes and other charges to which the Company is subject and which are not currently due and payable.

         2.8. DISCLOSURE. There is no fact within the knowledge of the Company or any of its executive officers which has not been disclosed herein or in writing by them to the Purchaser and which materially adversely affects, or in the future in their opinion may, insofar as they can now foresee, materially adversely affect the business, operations, properties, Intellectual Property Rights, assets or condition, financial or other, of the Company. Without limiting the foregoing, the Company has no knowledge that there exists, or there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would materially adversely affect the business, operations, Intellectual Property Rights, affairs or financial condition of the Company.

         2.9. BROKERS OR FINDERS. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or its respective agents.

         2.10. CAPITALIZATION; STATUS OF CAPITAL STOCK. As of the date hereof, the Company had a total authorized capitalization consisting of 25,000,000 shares of Common Stock, $.00l par value and 5,000,000 Series A Preferred Stock, $.001 par value. As of September 1, 2000, 16,054,082 shares of Common Stock were issued and outstanding. All the outstanding shares of capital stock of the Company have been duly authorized, and are validly issued, fully paid and non-assessable. Other than the Series A Preferred Stock, none of the Company's outstanding securities or authorized capital stock or the Shares is subject to any rights of redemption, repurchase, rights of first refusal, preemptive rights or other similar rights, whether contractual, statutory or otherwise, for the benefit of the Company, any stockholder, or any other Person. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement. There are no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting or transfer of the capital stock of the Company to which the Company is a party. Except for 341,000 shares of the Company's Series A Preferred Stock issuable under the terms of the Company's Employee Stock Bonus Agreements, the Company does not have outstanding, and has no obligation to grant or issue, any "phantom stock" or other right measured by the profits, revenues or results of operations of the Company or any portion thereof; or any similar rights.

         2.11. SEC REPORTS. The Company has furnished the Purchaser with true and complete copies of its reports on Form 8-K filed April 13, 2000, Form 10-QSB for the quarter June 30, 2000 and its Transitional Report on Form 10-KSB from the period of inception, October 6, 1999, through April 11, 2000 (the "Current Reports") which, except for the Company's Form 10-QSB for the quarter ended January 31, 2000, Current Reports constitute the only documents that the Company was required to file with the SEC since October 6, 1999. As of their respective filing dates, the Current Reports and all other filings made by the Company under the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act")(collectively, the "SEC Reports"), complied with the requirements of the Act or the 1934 Act, as the case may be, and none of such filings contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2.12. BOOKS AND RECORDS. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

                                   ARTICLE III

                                  MISCELLANEOUS

         3.1. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         3.2. AMENDMENTS; WAIVERS AND CONSENTS. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if either Party shall obtain consent thereto in writing from the other Party. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         3.3. ADDRESSES FOR NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to Company and/or to Purchaser at the addresses for each set forth above. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         3.4. COSTS; EXPENSES AND TAXES. . The Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of any securities and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         5. EFFECTIVENESS; BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchaser and the respective successors and assigns.

         3.6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All represen-tations and warranties made in the Transaction Documents, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

         3.7. PRIOR AGREEMENTS. The Transaction Documents executed and deli-vered in connection herewith constitute the entire agreement between the parties with respect to the subject matter set forth herein and supersede any prior understandings or agreements concerning the subject matter hereof.

         3.8. SEVERABILITY. The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of such Transaction Document and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         3.9. GOVERNING LAW; VENUE. (a)This Agreement shall be enforced, governed and construed in accordance with the laws of the State of California without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought to the state courts of, or the federal courts in, the State of California, and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding. Purchaser acknowledges and agrees that venue hereunder shall lie exclusively in Orange County, California.

         (b) Purchaser hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

         3.10. HEADINGS. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         3.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         3.12. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents and the Shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the date first above written.

                                    ACCESSPOINT CORPORATION


                                    By:   /s/ TOM M. DJOKOVICH
                                          --------------------------------------
                                          Tom M. Djokovich,
                                          Chief Executive Officer





                                    CITIZEN ASIA PACIFIC LIMITED

                                    By:   /s/ MICHAEL H. HORNE
                                          --------------------------------------
                                          Michael H. Horne,
                                          Authorized Signatory

                            STOCK PURCHASE AGREEMENT

                                  SCHEDULE 2.4
                                   LITIGATION


The Processing Source International suit is for collection alleging non-payment of goods and services in the amount of $48,719.00 dollars. Please see attached copy of complaint filed in this matter.

                            STOCK PURCHASE AGREEMENT

                                  SCHEDULE 2.7
                                      TAXES


Here is a list of the owed payroll tax as of September 1, 2000;

Accesspoint     $129,548
Processing Source  $186,614
BlackSun Graphics  $33,202

Total Liability of  $349,364